Exhibit 99.1

UnionBanCal Reports 23.6% Increase in Third Quarter Per Share Operating Income from Continuing Operations

     SAN FRANCISCO--(BUSINESS WIRE)--Oct. 20, 2005--UnionBanCal Corporation (NYSE:UB) today reported third quarter 2005 net income of $185.3 million, or $1.26 per diluted common share, and income from continuing operations of $201.2 million, or $1.36 per diluted common share. In the third quarter of 2004, the Company reported net income of $163.4 million, or $1.09 per diluted common share, and operating income from continuing operations of $164.8 million, or $1.10 per diluted common share. Operating income from continuing operations per diluted common share increased 23.6 percent year over year. Operating income from continuing operations excludes income and expense associated with the international correspondent banking business, which the Company is exiting, and for the third quarter 2004 excludes an $8 million, or $0.06 per diluted common share, adjustment to state income tax.
     For third quarter 2005, net loss from discontinued operations was $(16.0) million, or $(0.10) per diluted common share. Discontinued operations was comprised of: net profit from operations of $5.5 million, an after-tax gain on the sale of Brady Bonds of $2.2 million, after-tax severance expense associated with the sale of the international business of $15.4 million, and after-tax compliance expense associated with the international business of $8.3 million.
     For third quarter 2005, net income of $1.26 per diluted common share includes three significant items that were not contemplated in the third quarter forecast provided by the Company on July 20, 2005: a $10 million, or $0.04 per diluted common share, negative loan loss provision associated with the sale of the international business; $9.0 million, or $0.06 per diluted common share, in income tax credits; and $25 million, or $0.10 per diluted common share in severance expense associated with the sale of the international business. Adjusting for these items, earnings per diluted common share were $1.26.
     For the first nine months of 2005, the Company reported net income of $554.4 million, or $3.74 per diluted common share, and operating income from continuing operations of $568.5 million, or $3.84 per diluted common share. For the first nine months of 2004, the Company reported operating net income of $497.4 million, or $3.32 per diluted common share, and operating income from continuing operations of $477.3 million, or $3.18 per diluted common share. Operating income from continuing operations per diluted common share increased
20.8 percent year over year. Operating income from continuing operations for the first nine months of 2004 excluded an after-tax gain of $58 million, or $0.39 per diluted common share, on the sale of the Company's merchant card portfolio; an after-tax gain of $5 million, or $0.04 per diluted common share, on the sale of real property; and an $8 million, or $0.06 per diluted common share, adjustment to state income tax.
     "Late in the third quarter we announced the sale of our international correspondent banking business to Wachovia Bank," stated Takashi Morimura, President and Chief Executive Officer. "This transaction will benefit both our clients and our stockholders. Our clients will benefit from Wachovia's excellent product set, high quality service, and superior scale. Our stockholders will benefit from enhanced management focus on core businesses and the redeployment of the transaction proceeds."
     "Our results in the third quarter reflect the continued strength of our core businesses, as well as the economic expansion in our operating footprint," added Chief Operating Officer Philip Flynn. "I am pleased with our loan and deposit growth during the third quarter, and credit quality throughout the loan portfolio remains healthy."

     Discontinued Operations

     On September 22, 2005, the Company announced the signing of a definitive agreement to sell its international correspondent banking business (the Business) to Wachovia Bank, N.A. The principal legal closing of the transaction took place on October 6, 2005, with the Company receiving $245 million in cash from Wachovia. The Company continues to operate the Business, and will continue to do so over a transition period of several months, during which period it is expected that the majority of the Company's international correspondent bank customers will transfer to Wachovia. At principal closing, no loans or other assets were acquired by Wachovia, and no liabilities were assumed. In conjunction with the customer conversion process during fourth quarter 2005 and first quarter 2006, it is expected that certain loans and other assets of the Business will be acquired by Wachovia and certain related liabilities may be assumed by Wachovia. Wachovia will pay in cash to the Company an amount equal to the net book value of assets acquired less any liabilities assumed.
     Under the terms of the transaction, the Company has earned the base purchase price of $245 million, based on certain negotiated business retention standards, which have been satisfied. The Company may also earn a contingent payment not to exceed $45 million, based on the results of conversion of the Business's customer base to Wachovia. Any such contingent payment will be earned and paid in cash to the Company in the second quarter of 2006.
     The Company will continue to operate the Business during the transition period, and expects its exit from international correspondent banking to be complete by the second quarter of 2006. As customers are transferred to Wachovia during the coming months, the Company's international correspondent banking revenue will decline. International correspondent banking expenses will also decline, though not necessarily at the same rate as revenue. All results of the international correspondent banking business will be reported in discontinued operations, commencing in third quarter 2005.
     The Company recorded an after-tax expense of $15.4 million, or $0.10 per fully diluted share, in the third quarter of 2005, primarily reflecting severance costs associated with the transaction. In addition, the Company expects to record an after-tax gain of approximately $151 million, or $1.03 per fully diluted share, in the fourth quarter of 2005.
     The transaction has been accounted for as a discontinued operation and all prior periods have been restated to reflect this accounting treatment. All of the assets and liabilities of the discontinued operations have been separately identified on the balance sheet (see Exhibit 7) and the average net assets or liabilities of the discontinued operations are reflected in the analysis of net interest margin (see Exhibits 9 and 10).
     Hereafter, in this press release, all financial results references are for continuing operations only.

     Third Quarter Total Revenue From Continuing Operations

     For third quarter 2005, total revenue (taxable-equivalent net interest income plus noninterest income) was $677 million, an increase of $73 million, or
12.0 percent, compared with total revenue of $605 million in third quarter 2004. Net interest income increased 14.1 percent, and noninterest income increased 7.6 percent. Compared with second quarter 2005, total revenue increased 2.1 percent, with net interest income increasing 1.2 percent, and noninterest income increasing 4.2 percent.

     Third Quarter Net Interest Income (Taxable-equivalent) From Continuing Operations

     Net interest income was $465 million in third quarter 2005, up $58 million, or 14.1 percent, from the same quarter a year ago, reflecting strong growth in loans and deposits.

     Average earning assets increased $4.0 billion, or 10.1 percent, primarily due to a $5.9 billion, or 22.3 percent, increase in average loans, partially offset by a $1.9 billion, or 16.2 percent, decrease in average securities. Average residential mortgages increased $2.2 billion, or 25.9 percent; average commercial loans increased $1.8 billion, or 19.5 percent; and average commercial mortgages increased $1.3 billion, or 29.9 percent, primarily due to the Jackson Federal acquisition, which closed October 28, 2004. Excluding the Jackson Federal acquisition, average loans increased approximately 18 percent.
     Compared to third quarter 2004, average noninterest bearing deposits increased $1.8 billion, or 10.0 percent, almost all of which reflects organic growth. Average title and escrow deposits increased $496 million. Average noninterest bearing deposits represented 48.1 percent of average total deposits in third quarter. The annualized average all-in cost of funds was 0.96 percent, reflecting the Company's strong average deposit-to-loan ratio of 125.2 percent and the high proportion of noninterest bearing deposits to total deposits.
     The average yield on earning assets of $43.4 billion was 5.21 percent, up 62 basis points over third quarter last year, with the average loan yield increasing 53 basis points. The average rate on interest bearing liabilities of $23.2 billion was 1.76 percent, up 89 basis points, reflecting higher short-term interest rates compared with third quarter 2004. Average interest bearing deposits were $20.9 billion and the weighted average rate was 1.57 percent. The net interest margin in third quarter 2005 was 4.27 percent, compared with 4.13 percent in third quarter 2004.
     On a sequential quarter basis, net interest income increased $5.5 million, or 1.2 percent. Average earning assets increased 1.6 percent, primarily due to a
5.1 percent increase in average loans. Average residential mortgages increased
4.6 percent, and average commercial loans increased 8.2 percent. Average noninterest bearing deposits increased $580 million, or 3.1 percent, primarily due to a $256 million increase in title and escrow deposits. The average yield on earning assets increased 6 basis points and the average rate on interest bearing liabilities increased 23 basis points. The net interest margin declined 5 basis points to 4.27 percent, primarily due to lower net interest recoveries in third quarter as compared with second quarter.

     Third Quarter Noninterest Income From Continuing Operations

     In third quarter 2005, noninterest income was $212 million, up $15 million, or 7.6 percent, from the same quarter a year ago. Service charges on deposit accounts decreased 1.0 percent, primarily due to lower account analysis fees, stemming from an increase in the earnings credit rate on deposit balances, partially offset by a change in the overdraft and NSF fee structure. Trust and investment management fees increased $4.4 million, or 11.3 percent, primarily due to the August 1, 2004, acquisition of TruSource (formerly CNA Trust), and an increase in trust assets. Brokerage commissions and fees decreased $3.2 million, or 38.0 percent, primarily due to a change in classification of certain fees to other noninterest income, effective July 1, 2005.
     Compared with second quarter 2005, third quarter 2005 noninterest income increased $8.6 million, or 4.2 percent. Service charges on deposit accounts increased $5.1 million, or 6.4 percent, primarily due to higher noninterest bearing demand deposit balances and a change in the overdraft and NSF fee structure. Merchant banking fees decreased $6.9 million, or 37.9 percent, primarily due to a lower volume of syndications completed compared with second quarter, which contained an unusually high volume of syndications. Brokerage commissions and fees decreased $3.3 million, or 38.5 percent, primarily due to a change in classification of certain fees to other noninterest income, effective July 1, 2005. Securities gains (losses), net, increased $13 million, reflecting a $13 million loss on the sale of U.S. Government Agency securities in second quarter 2005.

     Third Quarter Noninterest Expense From Continuing Operations

     Noninterest expense for third quarter 2005 was $397 million, an increase of $37 million, or 10.3 percent, over third quarter 2004. Salaries and employee benefits expense increased $27 million, or 12.7 percent, primarily due to higher employee count associated with recent acquisitions, annual merit increases, higher performance-related incentive expense, higher health insurance expense, and higher pension expense. Outside services expense increased $9.0 million, or
45.8 percent, primarily due to higher vendor billings related to title and escrow balances, stemming from the higher earnings credit rate and higher balances in third quarter 2005. Intangible asset amortization expense was $5.0 million, versus $5.1 million in third quarter 2004. There was no provision for off-balance sheet commitments in third quarter 2005.
     Compared with second quarter 2005, noninterest expense increased $8.3 million, or 2.1 percent. Salaries and employee benefits expense increased $2.1 million, or 0.9 percent, primarily due to higher performance-related incentive expense. There was no provision for off-balance sheet commitments in third quarter 2005, compared with a reversal of $4.0 million in second quarter 2005.

     Income Tax Expense From Continuing Operations

     The effective tax rate for third quarter 2005 was 31.7 percent, compared with an effective tax rate on operating earnings of 35.4 percent for third quarter 2004 and an effective tax rate of 34.8 percent for second quarter 2005. Third quarter 2005 income tax expense included a $5.9 million credit primarily related to the adjustment of California taxes to reflect tax returns filed on the worldwide unitary method, and $3.1 million in California Enterprise Zone credits.

     Year-To-Date Results From Continuing Operations

     Total revenue was $2.0 billion in the first nine months of 2005, an increase of $185 million, or 10.3 percent, compared with total revenue on an operating basis of $1.8 billion in the same period of 2004. Net interest income increased 13.6 percent, and noninterest income on an operating basis increased
3.8 percent.
     Net interest income was $1.4 billion in the first nine months of 2005, a $163 million, or 13.6 percent, increase from prior year, reflecting strong growth in loans and deposits. Compared with prior year, net interest margin increased 10 basis points, to 4.27 percent.
     Noninterest income in the first nine months of 2005 was $621 million, an increase of $22 million, or 3.8 percent, over noninterest income on an operating basis of $599 million for the same period in 2004 (which excluded a $93 million gain on the sale of the Company's merchant card portfolio, and a $9 million gain on the sale of real property). Service charges on deposit accounts decreased $9 million, or 3.6 percent, primarily due to lower account analysis fees stemming from the higher earnings credit rate in the first nine months of 2005. Trust and investment management fees increased $15 million, or 13.7 percent, primarily due to the August 1, 2004, acquisition of TruSource (formerly CNA Trust), and increased trust assets. Merchant banking fees increased $9 million, or 32.7 percent, primarily due to a higher number of syndications completed in the first nine months of 2005. Card processing fees, net, decreased $10 million primarily due to the May 31, 2004, sale of the Company's merchant card portfolio. Securities gains (losses), net, reflected a $13 million loss on the sale of U.S. Government Agency securities in second quarter 2005.
     For the first nine months of 2005, noninterest expense increased $93 million, or 8.6 percent, over the first nine months of 2004. Salaries and employee benefits expense increased $69 million, or 11.0 percent, primarily due to higher employee count associated with recent acquisitions, merit increases, higher performance-related incentive expense, higher health insurance expense and higher pension expense. Outside services expense increased $24 million, or
46.3 percent, primarily due to higher vendor billings related to title and escrow balances, stemming from the higher earnings credit rate and higher balances in the first nine months of 2005. Intangible asset amortization expense was $15 million, compared with $14 million in prior year.

     Credit Quality

     Nonperforming assets at September 30, 2005, were $38 million, or 0.07 percent of total assets. This compares with $69 million, or 0.13 percent of total assets at June 30, 2005, and $190 million, or 0.40 percent of total assets, at September 30, 2004. Nonperforming assets declined 80 percent between September 30, 2004, and September 30, 2005.
     In third quarter 2005, the total provision for credit losses was negative $15.0 million, of which negative $10 million was attributable to the international banking business. The total provision for credit losses was negative $13.6 million in second quarter 2005 and negative $10.9 million in third quarter 2004. The total provision for credit losses in third quarter 2005 consisted of a provision for loan losses of negative $15.0 million and a provision for off-balance sheet commitments (classified in noninterest expense) of zero. In third quarter 2005, net charge-offs were $16 million, compared with net loan recoveries of $8 million in second quarter 2005, and net charge-offs of $7 million in third quarter 2004.
     At September 30, 2005, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 1.39 percent and 1272.3 percent, respectively. These ratios were 1.54 percent and 721.1 percent, respectively, at June 30, 2005, and 1.79 percent and 269.3 percent, respectively, at September 30, 2004.

     Balance Sheet and Capital Ratios

     At September 30, 2005, the Company had total assets of $51.3 billion. Total loans were $32.0 billion and total deposits were $41.6 billion, resulting in a period-end deposit-to-loan ratio of 130.1 percent. At period-end, total stockholders' equity was $4.3 billion, the tangible equity ratio was 7.57 percent, and the ratio of tangible common equity to risk-weighted assets was
8.63 percent. Book value per share at September 30, 2005, was $30.07, up 7.2 percent from a year earlier. The Company's Tier I and total risk-based capital ratios at period-end were 8.89 percent and 10.87 percent, respectively.

     Stock Repurchases

     During third quarter 2005, the Company did not repurchase any common stock. For the first nine months of 2005, the Company repurchased 5.5 million shares of common stock at a total cost of $329 million, or $59.41 per repurchased share. At September 30, 2005, the Company was authorized by its Board of Directors to repurchase an additional $162 million of common stock.
     Common shares outstanding at September 30, 2005, were 144.6 million, a decrease of 2.6 million shares, or 1.8 percent, from one year earlier, primarily reflecting shares repurchased, net of shares issued in acquisitions.

     Fourth Quarter Earnings Per Share Forecast

     The Company currently estimates that fourth quarter 2005 fully diluted earnings per share from continuing operations will be in the range of $1.22 to $1.27, including an estimated total provision for credit losses of negative $5 million. In addition, the Company expects to record a gain on the sale of the international business of approximately $1.03 per diluted common share, and net income from discontinued operations of approximately $0.01 per diluted common share. Net income is, therefore, expected to total $2.26 to $2.31 per diluted common share.

     Forward-Looking Statements

     The following appears in accordance with the Private Securities Litigation Reform Act. This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "target," "anticipate," "intend," "plan," "estimate," "potential," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." They may also consist of annualized amounts based on historical interim period results. Forward-looking statements in this press release include those related to earnings guidance and the financial impact of the sale of the International Banking business.
     There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company's forward-looking statements. Many of these factors are beyond the Company's ability to control or predict and could have a material adverse effect on the Company's stock price, financial condition, and results of operations or prospects. Such risks and uncertainties include, but are not limited to, adverse economic and fiscal conditions in California, including the continuing financial difficulties of the California state government; increased energy costs due to hurricanes; global political and general economic conditions related to the war on terrorism and other hostilities; fluctuations in interest rates; the controlling interest in UnionBanCal Corporation of The Bank of Tokyo-Mitsubishi, Ltd., which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.; competition in the banking and financial services industries; adverse effects of current and future banking laws, rules and regulations and their enforcement, or governmental fiscal or monetary policies; declines or disruptions in the stock or bond markets which may adversely affect the Company or the Company's borrowers or other customers; changes in accounting practices or requirements; risks associated with various strategies the Company may pursue, including potential acquisitions, divestitures and restructurings.
     A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling (415) 765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

     Conference Call and Webcast

     The Company will conduct a conference call to review third quarter results at 8:30 AM Pacific Time (11:30 AM Eastern Time) on October 21, 2005. Interested parties calling from locations within the United States should call 800-230-1092 (612-332-0107 from outside the United States) 10 minutes prior to the beginning of the conference.
     A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the website within 24 hours after the conclusion of the call, and will remain on the website for a period of one year.
     A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 PM Pacific Time (3:00 PM Eastern Time), October 21, through 11:59 PM Pacific Time, October 28 (2:59 AM Eastern Time, October 29). The reservation number for this playback is 798081.
     Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $51.3 billion at September 30, 2005. Its primary subsidiary, Union Bank of California, N.A., had 319 banking offices in California, Oregon and Washington, and 20 international facilities, at September 30, 2005.


               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)
                             Exhibit 1


                                                          Percent
                                                         Change to
On a Reported              As of and for the              Sept. 30,
Earnings Basis (1):       Three Months Ended             2005 from

------------------ --------------------------------- ----------------
                     Sept.        June       Sept.     Sept.    June
                      30,         30,         30,        30,     30,
(Dollars in
 thousands, except
 per share data)     2004        2005        2005      2004    2005
------------------ --------------------------------- -----------------
Results of
 operations:
Net interest
 income (2)          $407,590    $459,728    $465,193   14.13%   1.19%
Noninterest income    197,120     203,554     212,188    7.64%   4.24%
                  ------------------------------------
Total revenue         604,710     663,282     677,381   12.02%   2.13%
Noninterest
 expense (3)          359,576     388,400     396,696   10.32%   2.14%
Reversal of
 allowance for
 loan losses          (10,939)    (13,564)    (15,000)  37.12%  10.59%
                  ------------------------------------
Income from
 continuing
 operations before
 income taxes (2)     256,073     288,446     295,685   15.47%   2.51%
Taxable-equivalent
 adjustment             1,012       1,018       1,051    3.85%   3.24%
Income tax expense     98,121      99,950      93,388  (4.82%) (6.57%)
                  ------------------------------------
Income from
 continuing
 operations          $156,940    $187,478    $201,246   28.23%   7.34%
(Loss)/Income from
 discontinued
 operations             6,498        (296)    (15,961)    nm      nm
                  ------------------------------------
Net income           $163,438    $187,182    $185,285   13.37% (1.01%)
                  ====================================

Per common share:
Basic earnings:
  From continuing
   operations           $1.06       $1.30       $1.39   31.13%   6.92%
  Net income             1.11        1.29        1.28   15.32% (0.78%)
Diluted earnings:
  From continuing
   operations            1.04        1.27        1.36   30.77%   7.09%
  Net income             1.09        1.27        1.26   15.60% (0.79%)
Dividends (4)            0.36        0.41        0.41   13.89%   0.00%
Book value (end of
 period)                28.04       29.51       30.07    7.24%   1.90%
Common shares
 outstanding (end
 of period)       147,163,392 144,205,458 144,584,972  (1.75%)   0.26%
Weighted average
 common shares
 outstanding -
 basic            147,554,853 144,547,697 144,459,465  (2.10%) (0.06%)
Weighted average
 common shares
 outstanding -
 diluted          150,379,127 147,222,390 147,613,377  (1.84%)   0.27%

Balance sheet (end
 of period):
Total assets (9)  $46,990,605 $51,178,058 $51,298,842    9.17%   0.24%
Total loans        26,902,191  30,862,374  32,004,747   18.97%   3.70%
Nonaccrual loans      178,840      66,063      34,980 (80.44%)(47.05%)
Nonperforming
 assets               189,447      68,945      37,507 (80.20%)(45.60%)
Total deposits     37,203,790  41,255,737  41,648,355   11.95%   0.95%
Junior
 subordinated debt     15,904      15,564      15,451  (2.85%) (0.73%)
Medium and long-
 term debt            820,460     821,664     806,353  (1.72%) (1.86%)
Stockholders'
 equity             4,126,159   4,254,991   4,346,956    5.35%   2.16%

Balance sheet
 (period average):
Total assets      $43,472,704 $47,482,810 $48,212,029   10.90%   1.54%
Total loans        26,301,914  30,610,512  32,177,816   22.34%   5.12%
Earning assets     39,402,003  42,668,069  43,371,177   10.07%   1.65%
Total deposits     35,937,713  39,398,023  40,293,528   12.12%   2.27%
Stockholders'
 equity             4,067,953   4,145,150   4,275,122    5.09%   3.14%

Financial ratios:
Return on average
 assets (5) :
  From continuing
   operations            1.44%       1.58%       1.66%
  Net income             1.50%       1.58%       1.52%
Return on average
 stockholders'
 equity (5) :
  From continuing
   operations           15.35%      18.14%      18.68%
  Net income            15.98%      18.11%      17.19%
Efficiency ratio
 (6)                    59.46%      59.55%      59.07%
Net interest
 margin (2)              4.13%       4.32%       4.27%
Dividend payout
 ratio                  33.96%      31.54%      29.50%
Tangible equity
 ratio                   8.03%       7.41%       7.57%
Tier 1 risk-based
 capital ratio (7)
 (9)                     9.99%       8.88%       8.89%
Total risk-based
 capital ratio (7)
 (9)                    12.52%      11.01%      10.87%
Leverage ratio (7)
 (9)                     8.27%       7.77%       7.96%
Allowance for
 credit losses to
 total loans (8)         1.79%       1.54%       1.39%
Allowance for
 credit losses to
 nonaccrual loans
 (8)                   269.31%     721.05%    1272.29%
Net loans charged
 off (recovered)
 to average total
 loans (5)               0.11%     (0.10%)       0.20%
Nonperforming
assets to total
loans, foreclosed
 assets,
and distressed
 loans held for
 sale                    0.70%       0.22%       0.12%
Nonperforming
 assets to total
 assets (9)              0.40%       0.13%       0.07%



On an Operating Earnings from Continuing
Operations Basis (1) :
-------------------------------------------------------------
Selected financial data on continuing operations on an operating earnings basis (see bottom of  exhibit 5 for non-recurring items):
Operating earnings per common share (basic)     $1.12  $1.30  $1.39
Operating earnings per common share (diluted)   $1.10  $1.27  $1.36
Operating return on average assets (4)           1.51%  1.58%  1.66%
Operating return on average stockholders' equity
 (4)                                            16.11% 18.14% 18.68%
Operating efficiency ratio (5)                  59.46% 59.55% 59.07%
Operating dividend payout ratio                 32.14% 31.54% 29.50%
--------------------------------------------------------------------


(1) In September 2005, UnionBanCal Corporation committed to a plan for disposal of most of its international banking business. All periods presented have been restated to reflect discontinued operations. Average balances used to calculate our financial ratios are based on continuing operations data only, unless otherwise indicated.

(2) Taxable-equivalent basis.

(3) Included in noninterest expense at June 30, 2005 was a $4 million provision for off-balance sheet commitments.

(4) Dividends per share reflect dividends declared on UnionBanCal
Corporation's common stock outstanding as of the declaration date.

(5)  Annualized.

(6) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income) and the (reversal of) provision for losses on off-balance sheet commitments, as a percentage of net interest income (taxable-equivalent basis) and noninterest income and is calculated for continuing operations only.

(7) Estimated as of September 30, 2005. The regulatory capital and leverage ratios were not restated and therefore include discontinued operations.

(8) The allowance for credit losses ratios include the allowance for loan losses and losses on off-balance sheet commitments. These ratios relate to continuing operations only.

(9) End of period total assets and assets used in calculating these ratios include those of discontinued operations.

nm = not meaningful



               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)
                              Exhibit 2


                                                             Percent
                                                             Change
                                                               to
On a Reported Earnings             As of and for the Nine   Sept. 30,
Basis (1) :                              Months Ended       2005 from
--------------------------------- ------------------------- ---------
                                    Sept. 30,    Sept. 30,  Sept. 30,
(Dollars in thousands, except per
 share data)                         2004         2005        2004
---------------------------------------------- ------------ --------
Results of operations:
Net interest income (2)            $1,198,862   $1,361,638    13.58%
Noninterest income                    700,434      621,367   (11.29%)
                                  ------------ ------------
Total revenue                       1,899,296    1,983,005     4.41%
Noninterest expense (3)             1,084,751    1,178,048     8.60%
Reversal of allowance for loan
 losses                               (29,038)     (40,683)   40.10%
                                  ------------ ------------
Income from continuing operations
 before income taxes (2)              843,583      845,640     0.24%
Taxable-equivalent adjustment           2,617        3,124    19.37%
Income tax expense                    308,989      274,041  (11.31%)
                                  ------------ ------------
Income from continuing operations    $531,977     $568,475     6.86%
(Loss)/Income from discontinued
 operations                            20,045      (14,031)     nm
                                  ------------ ------------
Net income                           $552,022     $554,444     0.44%
                                  ============ ============

Per common share:
Basic earnings:
  From continuing operations            $3.61        $3.91     8.31%
  Net income                             3.74         3.82     2.14%
Diluted earnings:
  From continuing operations             3.55         3.84     8.17%
  Net income                             3.68         3.74     1.63%
Dividends (4)                            1.03         1.18    14.56%
Book value (end of period)              28.04        30.07     7.24%
Common shares outstanding (end of
 period)                          147,163,392  144,584,972   (1.75%)
Weighted average common shares
 outstanding - basic              147,547,527  145,325,640   (1.51%)
Weighted average common shares
 outstanding - diluted            150,026,647  148,062,139   (1.31%)

Balance sheet (end of period):
Total assets (9)                  $46,990,605  $51,298,842     9.17%
Total loans                        26,902,191   32,004,747    18.97%
Nonaccrual loans                      178,840       34,980  (80.44%)
Nonperforming assets                  189,447       37,507  (80.20%)
Total deposits                     37,203,790   41,648,355    11.95%
Junior subordinated debt               15,904       15,451   (2.85%)
Trust preferred securities            820,460      806,353   (1.72%)
Stockholders' equity                4,126,159    4,346,956     5.35%

Balance sheet (period average):
Total assets                      $42,325,380  $47,342,684    11.85%
Total loans                        25,328,476   30,843,202    21.77%
Earning assets                     38,352,522   42,575,954    11.01%
Total deposits                     35,395,054   39,304,760    11.05%
Stockholders' equity                3,984,194    4,209,884     5.66%

Financial ratios:
Return on average assets (5) :
  From continuing operations             1.68%        1.61%
  Net income                             1.74%        1.57%
Return on average stockholders'
 equity (5) :
  From continuing operations            17.84%       18.05%
  Net income                            18.51%       17.61%
Efficiency ratio (6)                    57.09%       59.74%
Net interest margin (2)                  4.17%        4.27%
Dividend payout ratio                   28.53%       30.18%
Tangible equity ratio                    8.03%        7.57%
Tier 1 risk-based capital ratio
 (7) (9)                                 9.99%        8.89%
Total risk-based capital ratio
 (7) (9)                                12.52%       10.87%
Leverage ratio (7) (9)                   8.27%        7.96%
Allowance for credit losses to
 total loans (8)                         1.79%        1.39%
Allowance for credit losses to
 nonaccrual loans (8)                  269.31%     1272.29%
Net loans charged off (recovered)
 to average total loans (5)              0.15%      (0.02%)
Nonperforming assets to total
loans, foreclosed assets,
     and distressed loans held
      for sale                           0.70%        0.12%
Nonperforming assets to total
 assets (9)                              0.40%        0.07%



On an Operating Earnings from Continuing Operations Basis (1) :
------------------------------------------------------------------
Selected financial data on continuing operations on an operating earnings basis (see bottom of  exhibit 6 for non-recurring items):
Operating earnings per common share (basic)          $3.23  $3.91
Operating earnings per common share (diluted)        $3.18  $3.84
Operating return on average assets (4)                1.51%  1.61%
Operating return on average stockholders' equity (4) 16.00% 18.05%
Operating efficiency ratio (5)                       60.31% 59.74%
Operating dividend payout ratio                      31.89% 30.18%
-------------------------------------------------------------------


(1) In September 2005, UnionBanCal Corporation committed to a plan for disposal of most of its international banking business. All periods presented have been restated to reflect discontinued operations. Average balances used to calculate our financial ratios are based on continuing operations data only, unless otherwise indicated.

(2) Taxable-equivalent basis.

(3) Included in noninterest expense at September 30, 2005 was a $1 million reversal of losses on off-balance sheet commitments.

(4) Dividends per share reflect dividends declared on UnionBanCal
Corporation's common stock outstanding as of the declaration date.

(5) Annualized.

(6) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income) and the (reversal of) provision for losses on off-balance sheet commitments, as a percentage of net interest income (taxable-equivalent basis) and noninterest income and is calculated for continuing operations only.

(7) Estimated as of September 30, 2005. The regulatory capital and leverage ratios were not restated and therefore include discontinued operations.

(8) The allowance for credit losses ratios include the allowance for loan losses and losses on off-balance sheet commitments. These ratios relate to continuing operations only.

(9) End of period total assets and assets used in calculating these ratios include those of discontinued operations.

nm = not meaningful



               UnionBanCal Corporation and Subsidiaries
     Condensed Consolidated Statements of Income (Unaudited) (1)
                      (Taxable-Equivalent Basis)

                     On a Reported Earnings Basis
                              Exhibit 3
----------------------------------------------------------------------



                      For the Three Months       For the Nine Months
                              Ended                      Ended
                  ----------------------------- ----------------------
                  Sept. 30, June 30,  Sept. 30,       Sept. 30,
(Amounts in
 thousands,
 except per share
 data)                2004      2005      2005       2004        2005
----------------- --------- --------- --------- ---------- -----------
Interest Income
   Loans          $341,934  $438,791  $461,892   $992,040  $1,305,807
   Securities      106,672   103,019    98,056    321,565     302,339
   Interest
    bearing
    deposits in
    banks            1,656       396       303      1,946       1,432
   Federal funds
    sold and
    securities
    purchased
    under resale
    agreements       1,616     5,256     6,777      6,503      14,406
   Trading
    account
    assets           1,250     1,049     1,115      2,728       3,072
                  --------- --------- --------- ---------- -----------
     Total
      interest
      income       453,128   548,511   568,143  1,324,782   1,627,056
                  --------- --------- --------- ---------- -----------

Interest Expense
   Domestic
    deposits        34,725    64,504    78,983    100,193     197,801
   Foreign
    deposits           370     2,920     3,813        951       8,247
   Federal funds
    purchased and
    securities
    sold under
    repurchase
    agreements       3,013     4,038       294      3,540       9,330
   Commercial
    paper            1,697     7,807     9,394      3,883      21,761
   Medium and
    long-term
    debt             4,369     7,459     8,520     11,201      22,511
   Trust notes         242       238       239      2,553         715
   Other borrowed
    funds            1,122     1,817     1,707      3,599       5,053
                  --------- --------- --------- ---------- -----------
     Total
      interest
      expense       45,538    88,783   102,950    125,920     265,418
                  --------- --------- --------- ---------- -----------

Net Interest
 Income            407,590   459,728   465,193  1,198,862   1,361,638
   Reversal of
    allowance for
    loan losses
    (2)            (10,939)  (13,564)  (15,000)   (29,038)    (40,683)
                  --------- --------- --------- ---------- -----------
     Net interest
      income after
      reversal of
      allowance
      for loan
      losses       418,529   473,292   480,193  1,227,900   1,402,321
                  --------- --------- --------- ---------- -----------

Noninterest
 Income
   Service
    charges on
    deposit
    accounts        85,667    79,746    84,822    252,974     243,835
   Trust and
    investment
    management
    fees            39,089    41,590    43,500    111,699     127,053
   Insurance
    commissions     17,463    19,340    17,819     57,850      59,176
   Merchant
    banking fees    11,682    18,114    11,257     26,863      35,637
   Foreign
    exchange
    gains, net       8,268     8,551     8,849     24,209      25,570
   Brokerage
    commissions
    and fees         8,527     8,605     5,290     24,847      22,867
   Card
    processing
    fees, net        4,653     6,464     6,597     28,901      18,668
   Securities
    gains
    (losses), net       (6)  (13,313)     (320)     1,612     (13,289)
   Other            21,777    34,457    34,374    171,479     101,850
                  --------- --------- --------- ---------- -----------
     Total
      noninterest
      income       197,120   203,554   212,188    700,434     621,367
                  --------- --------- --------- ---------- -----------

Noninterest
 Expense
   Salaries and
    employee
    benefits       209,554   233,976   236,124    632,463     701,858
   Net occupancy    32,029    33,553    34,336     93,517     100,251
   Outside
    services        19,572    26,468    28,533     52,130      76,248
   Equipment        15,949    16,937    15,832     49,370      50,176
   Software         12,790    14,727    14,374     37,309      43,072
   Professional
    services        11,976    13,150    11,240     33,410      36,131
   Communications   10,234     9,762    10,808     31,728      30,950
   Foreclosed
    asset expense
    (income)           (10)   (2,577)   (3,435)       526      (5,606)
   Reversal of
    allowance for
    losses on off-
    balance sheet
    commitments
    (2)                  -    (4,000)        -          -      (1,000)
   Other            47,482    46,404    48,884    154,298     145,968
                  --------- --------- --------- ---------- -----------
     Total
      noninterest
      expense      359,576   388,400   396,696  1,084,751   1,178,048
                  --------- --------- --------- ---------- -----------

   Income from
    continuing
    operations
    before income
    taxes          256,073   288,446   295,685    843,583     845,640
   Taxable-
    equivalent
    adjustment       1,012     1,018     1,051      2,617       3,124
   Income tax
    expense         98,121    99,950    93,388    308,989     274,041

                  --------- --------- --------- ---------- -----------
Income from
 Continuing
 Operations        156,940   187,478   201,246    531,977     568,475
                  --------- --------- --------- ---------- -----------

   Income (Loss)
    from
    discontinued
    operations      10,592      (412)  (25,612)    32,673     (22,385)
   Income tax
    expense
    (benefit)        4,094      (116)   (9,651)    12,628      (8,354)
                  --------- --------- --------- ---------- -----------
Net Income        $163,438  $187,182  $185,285   $552,022    $554,444
                  ========= ========= ========= ========== ===========

Income from
 continuing
 operations per
 common share -
 basic               $1.06     $1.30     $1.39      $3.61       $3.91
Net Income per
 common share -
 basic               $1.11     $1.29     $1.28      $3.74       $3.82
                  ========= ========= ========= ========== ===========
Income from
 continuing
 operations per
 common share -
 diluted             $1.04     $1.27     $1.36      $3.55       $3.84
Net income per
 common share -
 diluted             $1.09     $1.27     $1.26      $3.68       $3.74
                  ========= ========= ========= ========== ===========
Weighted average
 common shares
 outstanding -
 basic             147,555   144,548   144,459    147,548     145,326
                  ========= ========= ========= ========== ===========
Weighted average
 common shares
 outstanding -
 diluted           150,379   147,222   147,613    150,027     148,062
                  ========= ========= ========= ========== ===========


(1) In September 2005, UNBC committed to a plan for disposal of most of its International Banking business. All periods presented have been restated to reflect the discontinued operations.

(2) Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.


               UnionBanCal Corporation and Subsidiaries
     Condensed Consolidated Statements of Income (Unaudited) (1)
                      (Taxable-Equivalent Basis)

                  On an Operating Earnings Basis (2)
                              Exhibit 4

                      For the Three Months       For the Nine Months
                              Ended                      Ended
                  ----------------------------- ----------------------
                  Sept. 30, June 30,  Sept. 30,     September 30,
(Amounts in
 thousands,
 except per share
 data)                2004      2005      2005       2004        2005
                  --------- --------- --------- ---------- -----------
Interest Income
   Loans          $341,934  $438,791  $461,892   $992,040  $1,305,807
   Securities      106,672   103,019    98,056    321,565     302,339
   Interest
    bearing
    deposits in
    banks            1,656       396       303      1,946       1,432
   Federal funds
    sold and
    securities
    purchased
    under resale
    agreements       1,616     5,256     6,777      6,503      14,406
   Trading
    account
    assets           1,250     1,049     1,115      2,728       3,072
                  --------- --------- --------- ---------- -----------
     Total
      interest
      income       453,128   548,511   568,143  1,324,782   1,627,056
                  --------- --------- --------- ---------- -----------

Interest Expense
   Domestic
    deposits        34,725    64,504    78,983    100,193     197,801
   Foreign
    deposits           370     2,920     3,813        951       8,247
   Federal funds
    purchased and
    securities
    sold under
    repurchase
    agreements       3,013     4,038       294      3,540       9,330
   Commercial
    paper            1,697     7,807     9,394      3,883      21,761
   Medium and
    long-term
    debt             4,369     7,459     8,520     11,201      22,511
   Trust notes         242       238       239      2,553         715
   Other borrowed
    funds            1,122     1,817     1,707      3,599       5,053
                  --------- --------- --------- ---------- -----------
     Total
      interest
      expense       45,538    88,783   102,950    125,920     265,418
                  --------- --------- --------- ---------- -----------

Net Interest
 Income            407,590   459,728   465,193  1,198,862   1,361,638
   Reversal of
    allowance for
    loan losses
    (3)            (10,939)  (13,564)  (15,000)   (29,038)    (40,683)
                  --------- --------- --------- ---------- -----------
     Net interest
      income after
      reversal of
      allowance
      for loan
      losses       418,529   473,292   480,193  1,227,900   1,402,321
                  --------- --------- --------- ---------- -----------

Noninterest
 Income
   Service
    charges on
    deposit
    accounts        85,667    79,746    84,822    252,974     243,835
   Trust and
    investment
    management
    fees            39,089    41,590    43,500    111,699     127,053
   Insurance
    commissions     17,463    19,340    17,819     57,850      59,176
   Merchant
    banking fees    11,682    18,114    11,257     26,863      35,637
   Foreign
    exchange
    gains, net       8,268     8,551     8,849     24,209      25,570
   Brokerage
    commissions
    and fees         8,527     8,605     5,290     24,847      22,867
   Card
    processing
    fees, net        4,653     6,464     6,597     28,901      18,668
   Securities
    gains
    (losses), net       (6)  (13,313)     (320)     1,612     (13,289)
   Other            21,777    34,457    34,374     69,944     101,850
                  --------- --------- --------- ---------- -----------
     Total
      noninterest
      income       197,120   203,554   212,188    598,899     621,367
                  --------- --------- --------- ---------- -----------

Noninterest
 Expense
   Salaries and
    employee
    benefits       209,554   233,976   236,124    632,463     701,858
   Net occupancy    32,029    33,553    34,336     93,517     100,251
   Outside
    services        19,572    26,468    28,533     52,130      76,248
   Equipment        15,949    16,937    15,832     49,370      50,176
   Software         12,790    14,727    14,374     37,309      43,072
   Professional
    services        11,976    13,150    11,240     33,410      36,131
   Communications   10,234     9,762    10,808     31,728      30,950
   Foreclosed
    asset expense
    (income)           (10)   (2,577)   (3,435)       526      (5,606)
   Reversal of
    allowance for
    losses on off-
    balance sheet
    commitments
    (3)                  -    (4,000)        -          -      (1,000)
   Other            47,482    46,404    48,884    154,298     145,968
                  --------- --------- --------- ---------- -----------
     Total
      noninterest
      expense      359,576   388,400   396,696  1,084,751   1,178,048
                  --------- --------- --------- ---------- -----------

   Income from
    continuing
    operations
    before income
    taxes          256,073   288,446   295,685    742,048     845,640
   Taxable-
    equivalent
    adjustment       1,012     1,018     1,051      2,617       3,124
   Income tax
    expense         90,278    99,950    93,388    262,122     274,041
                  --------- --------- --------- ---------- -----------
Income from
 Continuing
 Operations        164,783   187,478   201,246    477,309     568,475
                  --------- --------- --------- ---------- -----------

   Income (Loss)
    from
    discontinued
    operations      10,592      (412)  (25,612)    32,673     (22,385)
   Income tax
    expense
    (benefit)        4,094      (116)   (9,651)    12,628      (8,354)
                  --------- --------- --------- ---------- -----------
Net Income        $171,281  $187,182  $185,285   $497,354    $554,444
                  ========= ========= ========= ========== ===========

Income from
 continuing
 operations per
 common share -
 basic               $1.12     $1.30     $1.39      $3.23       $3.91
Net Income per
 common share -
 basic               $1.16     $1.29     $1.28      $3.37       $3.82
                  ========= ========= ========= ========== ===========
Income from
 continuing
 operations per
 common share -
 diluted             $1.10     $1.27     $1.36      $3.18       $3.84
Net income per
 common share -
 diluted             $1.14     $1.27     $1.26      $3.32       $3.74
                  ========= ========= ========= ========== ===========
Weighted average
 common shares
 outstanding -
 basic             147,555   144,548   144,459    147,548     145,326
                  ========= ========= ========= ========== ===========
Weighted average
 common shares
 outstanding -
 diluted           150,379   147,222   147,613    150,027     148,062
                  ========= ========= ========= ========== ===========


(1)In September 2005, UNBC committed to a plan for disposal of most of its International Banking business. All periods presented have been restated to reflect the discontinued operations.

(2)See exhibits 5 and 6 for reconciliation of 'reported earnings' to 'operating earnings' from continuing operations.

(3)Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.



               UnionBanCal Corporation and Subsidiaries
       Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)

Reported Earnings Reconciliation to Operating Earnings from Continuing
                              Operations
                              Exhibit 5


                                       For the Three Months Ended
                                            September 30, 2004
                                     --------------------------------
                                                   Non-
                                                recurring
(Amounts in thousands,                Reported    Items     Operating
except per share data)
---------------------------------------------------------- -----------

Net Interest Income                   $407,590         $-   $407,590
   Reversal of allowance for loan
    losses                             (10,939)         -    (10,939)
                                     ---------- ---------- ----------
    Net interest income after
     reversal of allowance for loan
     losses                            418,529          -    418,529
                                     ---------- ---------- ----------

Noninterest Income
   All other (no adjustments)          197,120          -    197,120
                                     ---------- ---------- ----------
    Total noninterest income           197,120          -    197,120
                                     ---------- ---------- ----------

Noninterest Expense
   All other (no adjustments)          359,576          -    359,576
                                     ---------- ---------- ----------
    Total noninterest expense          359,576          -    359,576
                                     ---------- ---------- ----------

   Income from continuing operations
    before income taxes                256,073          -    256,073
   Taxable-equivalent adjustment         1,012          -      1,012
   Income tax expense (1)               98,121     (7,843)    90,278

                                     ---------- ---------- ----------
Income/Operating Earnings from
 Continuing Operations                $156,940     $7,843   $164,783
                                     ========== ========== ==========

Income/Operating earnings from
 continuing operations per common
 share - basic                           $1.06      $0.06      $1.12
                                     ========== ========== ==========
Income/Operating earnings from
 continuing operations per common
 share - diluted                         $1.04      $0.06      $1.10
                                     ========== ========== ==========
Weighted average common shares
 outstanding - basic                   147,555               147,555
                                     ==========            ==========
Weighted average common shares
 outstanding - diluted                 150,379               150,379
                                     ==========            ==========




Reported Income from Continuing
 Operations                           $156,940
                                     ---------------------------------

Non-recurring Items

(1) Adjustment to CA state income
tax (3rd quarter 2004)                   7,843

                                     ---------------------------------

Operating Earnings from Continuing
 Operations                           $164,783
                                     =================================

                                     For the Three Months Ended
                                           June 30, 2005
                                   -----------------------------
                                                Non-
                                             recurring
(Amounts in thousands,              Reported   Items   Operating
except per share data)
------------------------------------------------------ ----------

Net Interest Income                $459,728        $-  $459,728
   Reversal of allowance for loan
    losses                          (13,564)        -   (13,564)
                                   --------- --------- ---------
    Net interest income after
     reversal of allowance for
     loan losses                    473,292         -   473,292
                                   --------- --------- ---------

Noninterest Income
   All other (no adjustments)       203,554         -   203,554
                                   --------- --------- ---------
    Total noninterest income        203,554         -   203,554
                                   --------- --------- ---------

Noninterest Expense
   All other (no adjustments)       388,400         -   388,400
                                   --------- --------- ---------
    Total noninterest expense       388,400         -   388,400
                                   --------- --------- ---------

   Income from continuing
    operations before income taxes  288,446         -   288,446
   Taxable-equivalent adjustment      1,018         -     1,018
   Income tax expense (1)            99,950         -    99,950

                                   --------- --------- ---------
Income/Operating Earnings from
 Continuing Operations             $187,478        $-  $187,478
                                   ========= ========= =========

Income/Operating earnings from
 continuing operations per common
 share - basic                        $1.30        $-     $1.30
                                   ========= ========= =========
Income/Operating earnings from
 continuing operations per common
 share - diluted                      $1.27        $-     $1.27
                                   ========= ========= =========
Weighted average common shares
 outstanding - basic                144,548             144,548
                                   =========           =========
Weighted average common shares
 outstanding - diluted              147,222             147,222
                                   =========           =========




Reported Income from Continuing
 Operations                        $187,478
                                   ------------------------------

Non-recurring Items

(1) Adjustment to CA state
income tax (3rd quarter 2004)             -

                                   ------------------------------

Operating Earnings from Continuing
 Operations                        $187,478
                                   ==============================


                                         For the Three Months Ended
                                              September 30, 2005
                                         -----------------------------
                                                      Non-
                                                   recurring
(Amounts in thousands,                   Reported    Items   Operating
except per share data)
-------------------------------------------------- --------- ---------

Net Interest Income                      $465,193        $-  $465,193
   Reversal of allowance for loan losses  (15,000)        -   (15,000)
                                         --------- --------- ---------
   Net interest income after reversal of
    allowance for loan losses             480,193         -   480,193
                                         --------- --------- ---------

Noninterest Income
   All other (no adjustments)             212,188         -   212,188
                                         --------- --------- ---------
   Total noninterest income               212,188         -   212,188
                                         --------- --------- ---------

Noninterest Expense
   All other (no adjustments)             396,696         -   396,696
                                         --------- --------- ---------
   Total noninterest expense              396,696         -   396,696
                                         --------- --------- ---------

   Income from continuing operations
    before income taxes                   295,685         -   295,685
   Taxable-equivalent adjustment            1,051         -     1,051
   Income tax expense (1)                  93,388         -    93,388

                                         --------- --------- ---------
Income/Operating Earnings from Continuing
 Operations                              $201,246        $-  $201,246
                                         ========= ========= =========

Income/Operating earnings from continuing
 operations per common share - basic        $1.39        $-     $1.39
                                         ========= ========= =========
Income/Operating earnings from continuing
 operations per common share - diluted      $1.36        $-     $1.36
                                         ========= ========= =========
Weighted average common shares
 outstanding - basic                      144,459             144,459
                                         =========           =========
Weighted average common shares
 outstanding - diluted                    147,613             147,613
                                         =========           =========




Reported Income from Continuing
 Operations                              $201,246
                                         --------- --------- ---------

Non-recurring Items

(1) Adjustment to CA state income
 tax (3rd quarter 2004)                         -

                                         --------- --------- ---------

Operating Earnings from Continuing
 Operations                              $201,246
                                         ========= ========= =========


               UnionBanCal Corporation and Subsidiaries
       Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)

Reported Earnings Reconciliation to Operating Earnings from Continuing
                              Operations
                              Exhibit 6
----------------------------------------------------------------------


                                        For the Nine Months Ended
                                    ---------------------------------
                                             Sept. 30, 2004
                                    ---------------------------------
                                                   Non-
                                                recurring
(Amounts in thousands, except per    Reported     Items    Operating
 share data)
---------------------------------  ------------ --------- -----------

Net Interest Income                 $1,198,862        $-  $1,198,862
   Reversal of allowance for loan
    losses                             (29,038)        -     (29,038)
                                    ----------- --------- -----------
   Net interest income after
    reversal of allowance for loan
    losses                           1,227,900         -   1,227,900
                                    ----------- --------- -----------

Noninterest Income
   Other (1)(2)                        171,479  (101,535)     69,944
   All other (no adjustments)          528,955         -     528,955
                                    ----------- --------- -----------
   Total noninterest income            700,434  (101,535)    598,899
                                    ----------- --------- -----------

Noninterest Expense
   All other (no adjustments)        1,084,751         -   1,084,751
                                    ----------- --------- -----------
   Total noninterest expense         1,084,751         -   1,084,751
                                    ----------- --------- -----------
   Income from continuing operations
    before income taxes                843,583  (101,535)    742,048
   Taxable-equivalent adjustment         2,617         -       2,617
   Income tax expense (3)(4)           308,989   (46,867)    262,122

                                    ----------- --------- -----------
Income/Operating Earnings from
 Continuing Operations                $531,977  $(54,668)   $477,309
                                    =========== ========= ===========


Income/Operating earnings from
 continuing operations per common
 share - basic                           $3.61    $(0.38)      $3.23
                                    =========== ========= ===========
Income/Operating earnings from
 continuing operations per common
 share - diluted                         $3.55    $(0.37)      $3.18
                                    =========== ========= ===========
Weighted average common shares
 outstanding - basic                   147,548               147,548
                                    ===========           ===========
Weighted average common shares
 outstanding - diluted                 150,027               150,027
                                    ===========           ===========




Reported Income from Continuing
 Operations                           $531,977
                                    ----------- --------- -----------

Non-recurring Items
(1) Gain on sale of real property
 (2nd quarter 2004)                  (8,535)
(2) Gain on sale of Merchant Card
 Portfolio (2nd quarter 2004)       (93,000)
(3) Tax impact of items listed
 above (1)(2)                        39,024
(4) Adjustment to CA state income
 tax (3rd quarter 2004)               7,843

                                    ----------- --------- -----------
Operating Earnings from Continuing
 Operations                           $477,309
                                    =========== ========= ===========

                                         For the Nine Months Ended
                                      --------------------------------
                                               Sept. 30, 2005
                                      --------------------------------
                                                    Non-
                                                 recurring
(Amounts in thousands, except per      Reported    Items    Operating
 share data)
------------------------------------------------- -------- -----------

Net Interest Income                   $1,361,638       $-  $1,361,638
   Reversal of allowance for loan
    losses                               (40,683)       -     (40,683)
                                      ----------- -------- -----------
   Net interest income after reversal
    of allowance for loan losses       1,402,321        -   1,402,321
                                      ----------- -------- -----------

Noninterest Income
   Other (1)(2)                          101,850        -     101,850
   All other (no adjustments)            519,517        -     519,517
                                      ----------- -------- -----------
   Total noninterest income              621,367        -     621,367
                                      ----------- -------- -----------

Noninterest Expense
   All other (no adjustments)          1,178,048        -   1,178,048
                                      ----------- -------- -----------
   Total noninterest expense           1,178,048        -   1,178,048
                                      ----------- -------- -----------
   Income from continuing operations
    before income taxes                  845,640        -     845,640
   Taxable-equivalent adjustment           3,124        -       3,124
   Income tax expense (3)(4)             274,041        -     274,041

                                      ----------- -------- -----------
Income/Operating Earnings from
 Continuing Operations                  $568,475       $-    $568,475
                                      =========== ======== ===========


Income/Operating earnings from
 continuing operations per common
 share - basic                             $3.91       $-       $3.91
                                      =========== ======== ===========
Income/Operating earnings from
 continuing operations per common
 share - diluted                           $3.84       $-       $3.84
                                      =========== ======== ===========
Weighted average common shares
 outstanding - basic                     145,326              145,326
                                      ===========          ===========
Weighted average common shares
 outstanding - diluted                   148,062              148,062
                                      ===========          ===========




Reported Income from Continuing
 Operations                             $568,475
                                      ----------- -------- -----------

Non-recurring Items
(1) Gain on sale of real
  property (2nd quarter 2004)               -
(2) Gain on sale of Merchant Card
 Portfolio (2nd quarter 2004)               -
(3) Tax impact of items listed
 above (1)(2)                               -
(4) Adjustment to CA state
 income tax (3rd quarter 2004)              -

                                      ----------- -------- -----------
Operating Earnings from Continuing
 Operations                             $568,475
                                      =========== ======== ===========


               UnionBanCal Corporation and Subsidiaries
                      Consolidated Balance Sheets
                               Exhibit 7

                                (Unaudited)               (Unaudited)
                                 Sept. 30,     Dec. 31,    Sept. 30,
(Dollars in thousands)             2004         2004         2005
------------------------------- ------------ ------------ ------------
Assets
Cash and due from banks          $2,036,226   $1,977,033   $2,163,149
Interest bearing deposits in
 banks                              348,471      277,482      471,340
Federal funds sold and
 securities purchased under
 resale agreements                1,045,275      944,950    1,454,193
                                ------------ ------------ ------------
   Total cash and cash
    equivalents                   3,429,972    3,199,465    4,088,682
Trading account assets              288,601      235,840      371,551
Securities available for sale:
 Securities pledged as
  collateral                        124,896      144,240      158,878
 Held in portfolio               11,863,216   10,994,981    9,647,093
Loans (net of allowance for
 loan losses: September 30, 2004,
 $481,642; December 31, 2004,
 $399,156;  Sept. 30, 2005,
 $363,671)(1)                    26,420,549   28,710,259   31,641,076
Due from customers on
 acceptances                         16,295       23,841       47,167
Premises and equipment, net         497,899      526,543      509,922
Intangible assets                    60,977       61,737       46,781
Goodwill                            320,835      450,961      452,617
Other assets                      1,768,710    1,731,354    2,318,507
Assets of discontinued
 operations to be disposed or
 sold (2)                         2,198,655    2,018,800    2,016,568
                                ------------ ------------ ------------
   Total assets                 $46,990,605  $48,098,021  $51,298,842
                                ============ ============ ============

Liabilities
Domestic deposits:
 Noninterest bearing            $18,903,588  $19,100,128  $20,541,706
 Interest bearing                17,838,599   19,402,379   20,475,166
Foreign deposits:
 Noninterest bearing                      -            -            -
 Interest bearing                   461,603      216,999      631,483
                                ------------ ------------ ------------
   Total deposits                37,203,790   38,719,506   41,648,355
Federal funds purchased and
 securities sold under
 repurchase agreements              648,864      587,249      357,725
Commercial paper                    615,816      824,887      859,515
Other borrowed funds                150,503      172,549      114,324
Acceptances outstanding              16,295       23,841       47,167
Other liabilities (1)             1,173,988    1,112,743    1,616,174
Medium and long-term debt           820,460      816,113      806,353
Junior subordinated debt
 payable to subsidiary grantor
 trust                               15,904       15,790       15,451
Liabilities of discontinued
 operations to be extinguished
 or assumed (2)                   2,218,826    1,533,099    1,486,822
                                ------------ ------------ ------------
   Total liabilities             42,864,446   43,805,777   46,951,886
                                ------------ ------------ ------------

Commitments and contingencies

Stockholders' Equity
Preferred stock:
 Authorized 5,000,000 shares, no
  shares issued or outstanding
  as of September 30, 2004,
  December 31, 2004, and
  September 30, 2005                      -            -            -
Common stock, par value $1 per
 share at September 30, 2004,
  December 31, 2004 and
   September 30, 2005:
 Authorized 300,000,000 shares,
  issued 149,529,292 shares as
  of September 30, 2004,
  152,191,818  shares as of
  December 31, 2004, and
  153,960,915 shares as of
  September 30, 2005                149,529      152,192      153,961
Additional paid-in capital          728,791      881,928      967,242
Treasury stock - 2,365,900
 shares as of Sept. 30, 2004,
 3,831,900 shares as of Dec. 31,
 2004 and   9,375,943 shares as
 of September 30, 2005             (131,464)    (223,361)    (552,786)
Retained earnings                 3,400,117    3,526,312    3,901,625
Accumulated other comprehensive
 loss                               (20,814)     (44,827)    (123,086)
                                ------------ ------------ ------------
   Total stockholders' equity     4,126,159    4,292,244    4,346,956
                                ------------ ------------ ------------
   Total liabilities and
    stockholders' equity        $46,990,605  $48,098,021  $51,298,842
                                ============ ============ ============



(1) On December 31, 2004, UnionBanCal Corporation transferred the allowance related to losses on off-balance sheet commitments of $83 million from the allowance for loan losses to other liabilities. At September 30, 2005, the allowance related to losses on off-balance sheet commitments was $82 million. Periods prior to December 31, 2004 have not been restated.

(2) In September 2005, UnionBanCal Corporation committed to a plan for disposal of most of its International Banking business. All prior periods presented have been restated to reflect the discontinued operations.


               UnionBanCal Corporation and Subsidiaries
                          Loans (Unaudited)
                              Exhibit 8



                                                    Percent Change to
                            Three Months Ended      Sept. 30,  2005
                                                           from
                        -------------------------- -------------------
                       Sept. 30, June 30, Sept. 30, Sept. 30, June 30,
(Dollars in millions)      2004     2005     2005      2004      2005
-------------------------------- -------- -------- --------- ---------

Loans (period average)
 (1)
Commercial, financial
 and industrial          $9,396  $10,378  $11,225     19.47%     8.16%
Construction              1,080    1,244    1,299     20.28%     4.42%
Mortgage - Commercial     4,301    5,451    5,589     29.95%     2.53%
Mortgage - Residential    8,550   10,290   10,763     25.88%     4.60%
Consumer                  2,221    2,434    2,478     11.57%     1.81%
Lease financing             607      594      593    (2.31%)   (0.17%)
Loans originated in
 foreign branches           144      203      228     58.33%    12.32%
                        -------- -------- --------

Total loans held to
 maturity               $26,299  $30,594  $32,175     22.34%     5.17%
Total loans held for
 sale                         3       17        3      0.00%  (82.35%)
                        -------- -------- --------

Total loans             $26,302  $30,611  $32,178     22.34%     5.12%
                        ======== ======== ========

Nonperforming assets
 (period end) (1)
Nonaccrual loans:
Commercial, financial
 and industrial             $91      $36      $25   (72.53%)  (30.56%)
Construction                  6        1        -  (100.00%) (100.00%)
Mortgage - Commercial        28       11       10   (64.29%)   (9.09%)
Lease                        54       18        -  (100.00%) (100.00%)
                        -------- -------- --------

        Total nonaccrual
         loans              179       66       35   (80.45%)  (46.97%)
Foreclosed assets            11        3        3   (72.73%)     0.00%
                        -------- -------- --------

        Total
         nonperforming
         assets            $190      $69      $38   (80.00%)  (44.93%)
                        ======== ======== ========

Loans 90 days or more
 past due and
     still accruing          $9       $4       $5   (44.44%)    25.00%
                        ======== ======== ========

Analysis of Allowance
 for Credit Losses (1)
Beginning balance          $500     $401     $395

Reversal of allowance
 for loan losses            (11)     (14)     (15)
Foreign translation
 adjustment and other
  net additions
   (deductions) (2)           -        -        -

Loans charged off:
Commercial, financial
 and industrial             (14)      (4)      (9)
Consumer                     (2)      (1)      (1)
Lease financing               -        -      (19)
                        -------- -------- --------
Total loans charged off     (16)      (5)     (29)
                        -------- -------- --------

Loans recovered:
Commercial, financial
 and industrial               8       12       13
Mortgage - Commercial         -        -        -
Consumer                      1        1        -
                        -------- -------- --------
Total loans recovered         9       13       13
                        -------- -------- --------
 Net loans (charged-off)
  recovered                  (7)       8      (16)
                        -------- -------- --------

Ending balance of
 allowance for loan
 losses                    $482     $395     $364
Allowance for off-
 balance sheet
 commitment losses (2)        -       82       82
                        -------- -------- --------

Allowance for credit
 losses                    $482     $477     $446
                        ======== ======== ========


(1) In September 2005, UnionBanCal Corporation committed to a plan for disposal of most of its International Banking business. All prior periods presented have been restated to reflect the discontinued operations.

(2) On December 31, 2004, UnionBanCal Corporation transferred the allowance related to off-balance sheet commitments of $83 million from allowance for loan losses to other liabilities. At June 30, 2005 and September 30, 2005, the allowance related to off-balance sheet commitments was $82 million and $82 million, respectively. Periods prior to December 31, 2004 have not been restated.

nm = not meaningful



               UnionBanCal Corporation and Subsidiaries
                   Net Interest Income (Unaudited)
                              Exhibit 9

                      For the Three Months Ended



                                            September 30, 2004
                                     --------------------------------
                                                   Interest    Average
                                       Average      Income/    Yield/
(Dollars in thousands)                 Balance    Expense (1) Rate (1)
                                                                 (2)
----------------------------         ------------ ----------- --------
Assets
Loans: (3)
 Domestic                            $26,158,230    $340,348    5.19 %
 Foreign (4)                             143,684       1,586    4.39
Securities - taxable                  11,907,592     105,256    3.54
Securities - tax-exempt                   68,884       1,416    8.22
Interest bearing deposits in banks       364,505       1,656    1.81
Federal funds sold and securities
 purchased under resale agreements       431,138       1,616    1.49
Trading account assets                   327,970       1,250    1.52
                                     ------------ -----------
  Total earning assets                39,402,003     453,128    4.59
                                                  -----------
Allowance for loan losses (5)           (499,440)
Cash and due from banks                2,154,048
Premises and equipment, net              500,123
Other assets                           1,915,970
                                     ------------
  Total assets                       $43,472,704
                                     ============
Liabilities
Domestic deposits:
 Interest bearing                    $11,775,553      18,536    0.63
 Savings and consumer time             4,382,668       9,027    0.82
 Large time                            1,932,610       7,162    1.47
Foreign deposits (4)                     218,131         370    0.67
                                     ------------ -----------
  Total interest bearing deposits     18,308,962      35,095    0.76
                                     ------------ -----------
Federal funds purchased and securities
 sold under repurchase agreements        867,988       2,861    1.31
Net funding allocated from (to)
 discontinued operations (6)              46,149         152    1.31
Commercial paper                         639,345       1,697    1.06
Other borrowed funds                     161,290       1,122    2.77
Medium and long-term debt                792,083       4,369    2.19
Trust notes                               15,959         242    6.07
                                     ------------ -----------
  Total borrowed funds                 2,522,814      10,443    1.65
                                     ------------ -----------
  Total interest bearing liabilities  20,831,776      45,538    0.87
                                                  -----------
Noninterest bearing deposits          17,628,751
Other liabilities (5)                    944,224
                                     ------------
  Total liabilities                   39,404,751
Stockholders' Equity
Common equity                          4,067,953
                                     ------------
  Total stockholders' equity           4,067,953
                                     ------------
  Total liabilities and stockholders'
      equity                         $43,472,704
                                     ============
Reported Net Interest Income/Margin
Net interest income/margin
  (taxable-equivalent basis)                         407,590    4.13 %
Less: taxable-equivalent adjustment                    1,012
                                                  -----------
  Net interest income                               $406,578
                                                  ===========

----------------------------------------------------------------------
Average Assets and Liabilities                    September
of Discontinued Operations                          30, 2004
for Period Ended:
                                                  -----------
  Assets                                          $2,239,965
  Liabilities                                     $2,286,114
  Net Asset (Liabilities)                           $(46,149)

----------------------------------------------------------------------


                                              June 30, 2005
                                     --------------------------------
                                                   Interest    Average
                                       Average      Income/    Yield/
(Dollars in thousands)                 Balance    Expense (1) Rate (1)
                                                                 (2)
----------------------------     ---------------- ----------- --------
Assets
Loans: (3)
 Domestic                            $30,407,432    $436,336    5.75 %
 Foreign (4)                             203,080       2,455    4.85
Securities - taxable                  10,959,220     101,672    3.71
Securities - tax-exempt                   66,207       1,347    8.14
Interest bearing deposits in
 banks                                    74,200         396    2.14
Federal funds sold and securities
 purchased under resale
  agreements                             696,177       5,256    3.03
Trading account assets                   261,753       1,049    1.61
                                     ------------ -----------
  Total earning assets                42,668,069     548,511    5.15
                                                  -----------
Allowance for loan losses (5)           (399,243)
Cash and due from banks                2,307,361
Premises and equipment, net              521,362
Other assets                           2,385,261
                                     ------------
  Total assets                       $47,482,810
                                     ============
Liabilities
Domestic deposits:
 Interest bearing                    $12,444,947      32,017    1.03
 Savings and consumer time             4,703,221      14,129    1.20
 Large time                            2,975,965      18,358    2.47
Foreign deposits (4)                     465,850       2,920    2.51
                                     ------------ -----------
  Total interest bearing deposits     20,589,983      67,424    1.31
                                     ------------ -----------
Federal funds purchased and
 securities
 sold under repurchase agreements      1,160,373       8,217    2.84
Net funding allocated from (to)
 discontinued operations (6)            (590,255)     (4,179)   2.84
Commercial paper                       1,158,629       7,807    2.70
Other borrowed funds                     197,694       1,817    3.69
Medium and long-term debt                799,514       7,459    3.74
Trust notes                               15,619         238    6.10
                                     ------------ -----------
  Total borrowed funds                 2,741,574      21,359    3.12
                                     ------------ -----------
  Total interest bearing
   liabilities                        23,331,557      88,783    1.53
                                                  -----------
Noninterest bearing deposits          18,808,040
Other liabilities (5)                  1,198,063
                                     ------------
  Total liabilities                   43,337,660
Stockholders' Equity
Common equity                          4,145,150
                                     ------------
  Total stockholders' equity           4,145,150
                                     ------------
  Total liabilities and
   stockholders'
      equity                         $47,482,810
                                     ============
Reported Net Interest Income/Margin
Net interest income/margin
  (taxable-equivalent basis)                         459,728    4.32 %
Less: taxable-equivalent
 adjustment                                            1,018
                                                  -----------
  Net interest income                               $458,710
                                                  ===========

----------------------------------------------------------------------
Average Assets and Liabilities of                June 30, 2005
 Discontinued Operations for Period
 Ended:
                                                 -------------
  Assets                                          $1,981,576
  Liabilities                                     $1,391,321
  Net Asset (Liabilities)                           $590,255

----------------------------------------------------------------------


                                            September 30, 2005
                                     --------------------------------
                                                   Interest    Average
                                       Average      Income/    Yield/
(Dollars in thousands)                 Balance    Expense (1) Rate (1)
                                                                 (2)
----------------------------        ------------- ----------- --------
Assets
Loans: (3)
 Domestic                            $31,949,929    $459,280    5.72 %
 Foreign (4)                             227,887       2,612    4.55
Securities - taxable                   9,971,085      96,706    3.88
Securities - tax-exempt                   65,800       1,350    8.21
Interest bearing deposits in banks        57,042         303    2.11
Federal funds sold and securities
 purchased under resale agreements       770,116       6,777    3.49
Trading account assets                   329,318       1,115    1.34
                                     ------------ -----------
  Total earning assets                43,371,177     568,143    5.21
                                                  -----------
Allowance for loan losses (5)           (392,651)
Cash and due from banks                2,232,281
Premises and equipment, net              514,156
Other assets                           2,487,066
                                     ------------
  Total assets                       $48,212,029
                                     ============
Liabilities
Domestic deposits:
 Interest bearing                    $13,157,103      44,318    1.34
 Savings and consumer time             4,642,782      15,668    1.34
 Large time                            2,588,559      18,997    2.91
Foreign deposits (4)                     517,298       3,813    2.92
                                     ------------ -----------
  Total interest bearing deposits     20,905,742      82,796    1.57
                                     ------------ -----------
Federal funds purchased and
 securities
 sold under repurchase agreements        630,272       5,158    3.25
Net funding allocated from (to)
 discontinued operations (6)            (593,732)     (4,864)   3.25
Commercial paper                       1,207,822       9,394    3.09
Other borrowed funds                     173,853       1,707    3.89
Medium and long-term debt                817,602       8,520    4.13
Trust notes                               15,506         239    6.15
                                     ------------ -----------
  Total borrowed funds                 2,251,323      20,154    3.55
                                     ------------ -----------
  Total interest bearing liabilities  23,157,065     102,950    1.76
                                                  -----------
Noninterest bearing deposits          19,387,786
Other liabilities (5)                  1,392,056
                                     ------------
  Total liabilities                   43,936,907
Stockholders' Equity
Common equity                          4,275,122
                                     ------------
  Total stockholders' equity           4,275,122
                                     ------------
  Total liabilities and
   stockholders'
      equity                         $48,212,029
                                     ============
Reported Net Interest Income/Margin
Net interest income/margin
  (taxable-equivalent basis)                         465,193    4.27 %
Less: taxable-equivalent adjustment                    1,051
                                                  -----------
  Net interest income                               $464,142
                                                  ===========

----------------------------------------------------------------------
Average Assets and Liabilities of                September 30,
 Discontinued Operations for Period                   2005
 Ended:
                                                 -------------
  Assets                                          $1,978,255
  Liabilities                                     $1,384,523
  Net Asset (Liabilities)                           $593,732

----------------------------------------------------------------------

(1)Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2)Annualized.

(3)Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(4)Foreign loans and deposits are those loans and deposits originated in foreign branches.

(5)The average allowance related to off-balance sheet commitments was included in other liabilities starting in the quarter ended March 31, 2005. Prior periods have not been restated.

(6)In September 2005, UnionBanCal Corporation committed to a plan for disposal of most of its international banking business. All periods presented have been restated to reflect discontinued operations. Net funding allocated from (to) discontinued operations represents the shortage (excess) of assets over liabilities of discontinued operations. The expense (earnings) on funds allocated from (to) discontinued operations are calculated by taking the net balance of discontinued operations for each quarter and applying an earnings rate or a cost of funds equivalent to the corresponding quarter's fed funds purchased rate.



             UnionBanCal Corporation and Subsidiaries
                   Net Interest Income (Unaudited)
                             Exhibit 10

                                         For the Nine Months Ended
                                       ----------------------------
                                            September 30, 2004
                                      --------------------------------
                                                   Interest    Average
                                       Average      Income/    Yield/
(Dollars in thousands)                 Balance    Expense (1) Rate (1)
                                                                 (2)
---------------------------          ------------ ----------- --------
Assets
Loans: (3)
 Domestic                            $25,213,753    $987,987    5.23 %
 Foreign (4)                             114,723       4,053    4.72
Securities - taxable                  11,664,022     317,390    3.63
Securities - tax-exempt                   68,120       4,175    8.17
Interest bearing deposits in banks       159,386       1,946    1.63
Federal funds sold and
 securities
 purchased under resale agreements       786,045       6,503    1.11
Trading account assets                   346,473       2,728    1.05
                                     ------------ -----------
  Total earning assets                38,352,522   1,324,782    4.61
                                                  -----------
Allowance for loan
 losses(5)                              (519,393)
Cash and due from banks                2,144,157
Premises and equipment, net              508,314
Other assets                           1,839,780
                                     ------------
  Total assets                       $42,325,380
                                     ============
Liabilities
Domestic deposits:
 Interest bearing                    $11,538,769      51,199    0.59
 Savings and consumer time             4,248,057      26,282    0.83
 Large time                            2,185,349      22,712    1.39
Foreign deposits (4)                     254,754         951    0.50
                                     ------------ -----------
  Total interest bearing deposits     18,226,929     101,144    0.74
                                     ------------ -----------
Federal funds purchased and
 securities
 sold under repurchase agreements        537,169       4,094    1.02
Net funding allocated from (to)
 discontinued operations (6)            (124,459)       (554)   0.59
Commercial paper                         566,776       3,883    0.92
Other borrowed funds                     174,470       3,599    2.76
Medium and long-term debt                805,863      11,201    1.86
Trust notes                               78,139       2,553    4.36
                                     ------------ -----------
 Total borrowed funds                  2,037,958      24,776    1.62
                                     ------------ -----------
 Total interest bearing liabilities   20,264,887     125,920    0.83
                                                  -----------
Noninterest bearing
 deposits                             17,168,125
Other liabilities (5)                    908,174
                                     ------------
 Total liabilities                    38,341,186
Stockholders' Equity
Common equity                          3,984,194
                                     ------------
 Total stockholders' equity            3,984,194
                                     ------------
 Total liabilities and stockholders'
      equity                         $42,325,380
                                     ============
Reported Net Interest Income/Margin
Net interest income/margin
  (taxable-equivalent
   basis)                                          1,198,862    4.17 %
Less: taxable-equivalent adjustment                    2,617
                                                  -----------
  Net interest income                             $1,196,245
                                                  ===========


Average Assets and Liabilities of                  September
 Discontinued Operations for Period                30, 2004
 Ended:
                                                  -----------
   Assets                                         $2,137,241
   Liabilities                                    $2,012,782
   Net Asset (Liabilities)                          $124,459



                                        For the Nine Months Ended
                                       ----------------------------
                                            September 30, 2005
                                     --------------------------------
                                                    Interest   Average
                                        Average     Income/    Yield/
(Dollars in thousands)                  Balance   Expense (1) Rate (1)
                                                                 (2)
---------------------------         ----------------------------------
Assets
Loans: (3)
 Domestic                             $30,633,865  $1,298,240   5.66 %
 Foreign (4)                              209,337       7,567   4.83
Securities - taxable                   10,678,358     298,317   3.72
Securities - tax-exempt                    66,379       4,022   8.08
Interest bearing deposits in banks         96,961       1,432   1.97
Federal funds sold and
 securities
 purchased under resale agreements        615,967      14,406   3.13
Trading account assets                    275,087       3,072   1.49
                                     -------------------------
  Total earning assets                 42,575,954   1,627,056   5.10
                                                  ------------
Allowance for loan
 losses(5)                               (398,404)
Cash and due from banks                 2,240,948
Premises and equipment, net               519,915
Other assets                            2,404,271
                                     -------------
  Total assets                        $47,342,684
                                     =============
Liabilities
Domestic deposits:
 Interest bearing                     $12,614,932     101,752   1.08
 Savings and consumer time              4,707,515      42,841   1.22
 Large time                             2,758,495      53,208   2.58
Foreign deposits (4)                      431,599       8,247   2.55
                                     -------------------------
  Total interest bearing deposits      20,512,541     206,048   1.34
                                     -------------------------
Federal funds purchased and
 securities
 sold under repurchase agreements       1,021,123      20,829   2.73
Net funding allocated from (to)
 discontinued operations (6)             (535,998)    (11,499)  2.87
Commercial paper                        1,078,558      21,761   2.70
Other borrowed funds                      183,997       5,053   3.67
Medium and long-term debt                 808,686      22,511   3.72
Trust notes                                15,618         715   6.10
                                     -------------------------
 Total borrowed funds                   2,571,984      59,370   3.09
                                     -------------------------
 Total interest bearing liabilities    23,084,525     265,418   1.54
                                                  ------------
Noninterest bearing
 deposits                              18,792,219
Other liabilities (5)                   1,256,056
                                     -------------
 Total liabilities                     43,132,800
Stockholders' Equity
Common equity                           4,209,884
                                     -------------
 Total stockholders' equity             4,209,884
                                     -------------
 Total liabilities and stockholders'
      equity                          $47,342,684
                                     =============
Reported Net Interest Income/Margin
Net interest income/margin
  (taxable-equivalent
   basis)                                           1,361,638   4.27 %
Less: taxable-equivalent adjustment                     3,124
                                                  ------------
  Net interest income                              $1,358,514
                                                  ============



Average Assets and Liabilities of                   September
 Discontinued Operations for Period                 30, 2005
 Ended:
                                                   -----------
   Assets                                          $1,974,884
   Liabilities                                     $1,438,886
   Net Asset (Liabilities)                           $535,998



(1)Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2)Annualized.

(3)Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(4)Foreign loans and deposits are those loans and deposits originated in foreign branches.

(5)The average allowance related to off-balance sheet commitments was included in other liabilities starting in the quarter ended March 31, 2005. Prior periods have not been restated.

(6)In September 2005, UnionBanCal Corporation committed to a plan for disposal of most of its international banking business. All periods presented have been restated to reflect discontinued operations. Net funding allocated from (to) discontinued operations represents the shortage (excess) of assets over liabilities of discontinued operations. The expense (earnings) on funds allocated from (to) discontinued operations are calculated by taking the net balance of discontinued operations for each quarter and applying an earnings rate or a cost of funds equivalent to the corresponding quarter's fed funds purchased rate. The year-to-date expense (earnings) amount is the sum of the quarterly amounts.




               UnionBanCal Corporation and Subsidiaries
      On a Reported Earnings Basis (reference to exhibit 3) (1)
                              Exhibit 11
----------------------------------------------------------------------


                   Noninterest Income (Unaudited)

                                                   Percentage Change
                                                          to
                    For the Three Months Ended    September 30, 2005
                                                          From
                   -----------------------------  --------------------
                   Sept. 30, June 30,  Sept.30,   Sept.30,   June 30,
(Dollars in
 thousands)            2004      2005      2005        2004     2005
------------------ --------- --------- ---------  ----------  -------
Service charges on
 deposit accounts   $85,667   $79,746   $84,822       (0.99) %  6.37 %
Trust and
 investment
 management fees     39,089    41,590    43,500       11.28     4.59
Insurance
 commissions         17,463    19,340    17,819        2.04    (7.86)
Merchant banking
 fees                11,682    18,114    11,257       (3.64)  (37.85)
Foreign exchange
 gains, net           8,268     8,551     8,849        7.03     3.49
Card processing
 fees, net            4,653     6,464     6,597       41.78     2.06
Brokerage
 commissions and
 fees                 8,527     8,605     5,290      (37.96)  (38.52)
Securities losses,
 net                     (6)  (13,313)     (320)       nm     (97.60)
Gain on private
 capital
 investments, net       467     5,261     5,692        nm       8.19
Other                21,310    29,196    28,682       34.59    (1.76)
                   --------- --------- ---------
  Total
   noninterest
   income          $197,120  $203,554  $212,188        7.64  %  4.24 %
                   ========= ========= =========



                   Noninterest Expense (Unaudited)

                                                    Percentage Change
                                                            to
                                                    September 30, 2005
                        For the Three Months Ended         From
                   -------------------------------  ------------------
                   Sept. 30,  June 30,   Sept.30,   Sept.30,  June 30,
 (Dollars in
  thousands)           2004       2005       2005      2004     2005
 ----------------- ---------  ---------  ---------  -------- --------
 Salaries and
  other
  compensation     $175,619   $186,998   $190,293      8.36 %   1.76 %
 Employee benefits   33,935     46,978     45,831     35.06    (2.44)
                   ---------  ---------  ---------
  Salaries and
   employee
   benefits         209,554    233,976    236,124     12.68     0.92
 Net occupancy       32,029     33,553     34,336      7.20     2.33
 Outside services    19,572     26,468     28,533     45.78     7.80
 Equipment           15,949     16,937     15,832     (0.73)   (6.52)
 Software            12,790     14,727     14,374     12.38    (2.40)
 Professional
  services           11,976     13,150     11,240     (6.15)  (14.52)
 Communications      10,234      9,762     10,808      5.61    10.72
 Advertising and
  public relations    7,843      8,903      9,114     16.21     2.37
 Data processing      8,146      8,427      7,406     (9.08)  (12.12)
 Intangible asset
  amortization        5,077      4,985      4,985     (1.81)    0.00
 Foreclosed asset
  expense (income)      (10)    (2,577)    (3,435)      nm     33.29
 Reversal of
  allowance for
  losses on off-
  balance sheet
  commitments (2)         -     (4,000)         -      0.00  (100.00)
 Other               26,416     24,089     27,379      3.65    13.66
                   ---------  ---------  ---------
      Total
       noninterest
       expense     $359,576   $388,400   $396,696     10.32 %   2.14 %
                   =========  =========  =========


(1)In September 2005, UNBC committed to a plan for disposal of most of its International Banking business. All periods presented have been restated to reflect the discontinued operations.

(2)Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.

nm = not meaningful


               UnionBanCal Corporation and Subsidiaries
     On an Operating Earnings Basis (reference to exhibit 4) (1)
                              Exhibit 12

                    Noninterest Income (Unaudited)

                                                    Percentage Change
                                                            to
                      For the Three Months Ended    September 30, 2005
                                                           From
                     -----------------------------  ------------------
                     September June 30,  September  SeptemberJune 30,
                         30,                 30,       30,
 (Dollars in
  thousands)             2004      2005      2005      2004     2005
 ------------------- --------- --------- ---------  -------- --------
 Service charges on
  deposit accounts    $85,667   $79,746   $84,822     (0.99)%   6.37 %
 Trust and
  investment
  management fees      39,089    41,590    43,500     11.28     4.59
 Insurance
  commissions          17,463    19,340    17,819      2.04    (7.86)
 Merchant banking
  fees                 11,682    18,114    11,257     (3.64)  (37.85)
 Foreign exchange
  gains, net            8,268     8,551     8,849      7.03     3.49
 Card processing
  fees, net             4,653     6,464     6,597     41.78     2.06
 Brokerage
  commissions and
  fees                  8,527     8,605     5,290    (37.96)  (38.52)
 Securities gains
  (losses), net            (6)  (13,313)     (320)     nm     (97.60)
 Gain on private
  capital
  investments, net        467     5,261     5,692      nm       8.19
 Other                 21,310    29,196    28,682     34.59    (1.76)
                     --------- --------- ---------
   Total noninterest
    income           $197,120  $203,554  $212,188      7.64 %   4.24 %
                     ========= ========= =========


                    Noninterest Expense (Unaudited)

                                                    Percentage Change
                                                            to
                      For the Three Months Ended    September 30, 2005
                                                           From
                     -----------------------------  ------------------
                     September June 30,  September  SeptemberJune 30,
                         30,                 30,       30,
 (Dollars in
  thousands)             2004      2005      2005      2004     2005
 ------------------- --------- --------- ---------  -------- --------
 Salaries and other
  compensation       $175,619  $186,998  $190,293      8.36 %   1.76 %
 Employee benefits     33,935    46,978    45,831     35.06    (2.44)
                     --------- --------- ---------
   Salaries and
    employee
    benefits          209,554   233,976   236,124     12.68     0.92
 Net occupancy         32,029    33,553    34,336      7.20     2.33
 Outside services      19,572    26,468    28,533     45.78     7.80
 Equipment             15,949    16,937    15,832     (0.73)   (6.52)
 Software              12,790    14,727    14,374     12.38    (2.40)
 Professional
  services             11,976    13,150    11,240     (6.15)  (14.52)
 Communications        10,234     9,762    10,808      5.61    10.72
 Advertising and
  public relations      7,843     8,903     9,114     16.21     2.37
 Data processing        8,146     8,427     7,406     (9.08)  (12.12)
 Intangible asset
  amortization          5,077     4,985     4,985     (1.81)    0.00
 Foreclosed asset
  expense (income)        (10)   (2,577)   (3,435)      nm     33.29
 Reversal of
  allowance for
  losses on off-
  balance sheet
  commitments (3)           -    (4,000)        -      0.00  (100.00)
 Other                 26,416    24,089    27,379      3.65    13.66
                     --------- --------- ---------
   Total noninterest
    expense          $359,576  $388,400  $396,696     10.32 %   2.14 %
                     ========= ========= =========


(1)See exhibit 5 for reconciliation of 'reported earnings' to 'operating earnings'.

(2)In September 2005, UNBC committed to a plan for disposal of most of its International Banking business. All periods presented have been restated to reflect the discontinued operations.

(3)Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.

 nm = not meaningful



               UnionBanCal Corporation and Subsidiaries

      On a Reported Earnings Basis (reference to exhibit 3) (1)
                              Exhibit 13


                    Noninterest Income (Unaudited)

                                                            Percentage
                                                             Change to
                                  For the Nine Months Ended September
                                                             30, 2005
                                                               From
                                  ------------------------- ----------
                                     Sept.30,   Sept. 30,    Sept. 30,
(Dollars in thousands)                 2004        2005        2004
--------------------------------- ----------- -----------   ---------
Service charges on deposit
 accounts                           $252,974    $243,835       (3.61)%
Trust and investment management
 fees                                111,699     127,053       13.75
Insurance commissions                 57,850      59,176        2.29
Merchant banking fees                 26,863      35,637       32.66
Foreign exchange gains, net           24,209      25,570        5.62
Brokerage commissions and fees        24,847      22,867       (7.97)
Card processing fees, net             28,901      18,668      (35.41)
Securities gains (losses), net         1,612     (13,289)      nm
Gain on sale of merchant card
 portfolio                            93,000           -       nm
Gain on private capital
 investments, net                      7,798      18,888      142.22
Other                                 70,681      82,962       17.38
                                  ----------- -----------
     Total noninterest income       $700,434    $621,367      (11.29)%
                                  =========== ===========



                    Noninterest Expense (Unaudited)

                                                            Percentage
                                                             Change to
                                  For the Nine Months Ended September
                                                             30, 2005
                                                               From
                                  ------------------------- ----------
                                    Sept.30,   Sept. 30,    Sept. 30,
(Dollars in thousands)               2004        2005          2004
--------------------------------- ----------- -----------   ---------
Salaries and other compensation     $509,646    $556,249        9.14 %
Employee benefits                    122,817     145,609       18.56
                                  ----------- -----------
     Salaries and employee
      benefits                       632,463     701,858       10.97
Net occupancy                         93,517     100,251        7.20
Outside services                      52,130      76,248       46.27
Equipment                             49,370      50,176        1.63
Software                              37,309      43,072       15.45
Professional services                 33,410      36,131        8.14
Communications                        31,728      30,950       (2.45)
Advertising and public relations      27,154      25,657       (5.51)
Data processing                       24,416      24,703        1.18
Intangible asset amortization         13,783      14,956        8.51
Foreclosed asset expense (income)        526      (5,606)        nm
Reversal of allowance for losses
 on off-balance sheet commitments
 (2)                                       -      (1,000)        nm
Other                                 88,945      80,652       (9.32)
                                  ----------- -----------
     Total noninterest expense    $1,084,751  $1,178,048        8.60 %
                                  =========== ===========


(1)In September 2005, UNBC committed to a plan for disposal of most of its International Banking business. All periods presented have been restated to reflect the discontinued operations.

(2)Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.

 nm = not meaningful





               UnionBanCal Corporation and Subsidiaries
    On an Operating Earnings Basis (reference to exhibit 4) (1) (2)
                              Exhibit 14



                    Noninterest Income (Unaudited)

                                                            Percentage
                                                             Change to
                                  For the Nine Months Ended September
                                                             30, 2005
                                                               From
                                  ------------------------- ----------
                                    Sept. 30,    Sept. 30,  Sept. 30,
    (Dollars in thousands)           2004         2005        2004
    --------------------------    ------------ -----------  ---------
    Service charges on deposit
     accounts                        $252,974    $243,835      (3.61)%
    Trust and investment
     management fees                  111,699     127,053      13.75
    Insurance commissions              57,850      59,176       2.29
    Merchant banking fees              26,863      35,637      32.66
    Foreign exchange gains,
     net                               24,209      25,570       5.62
    Brokerage commissions and
     fees                              24,847      22,867      (7.97)
    Card processing fees, net          28,901      18,668     (35.41)
    Securities gains (losses),
     net                                1,612     (13,289)       nm
    Gain on private capital
     investments, net                   7,798      18,888     142.22
    Other                              62,146      82,962      33.50
                                  ------------ -----------
       Total noninterest
        income                       $598,899    $621,367       3.75 %
                                  ============ ===========





                    Noninterest Expense (Unaudited)

                                                            Percentage
                                                             Change to
                                  For the Nine Months Ended September
                                                             30, 2005
                                                               From
                                  ------------------------- ----------
                                    Sept. 30,    Sept. 30,  Sept. 30,
    (Dollars in thousands)           2004         2005        2004
    --------------------------    ------------ -----------  ---------
    Salaries and other
     compensation                    $509,646    $556,249       9.14 %
    Employee benefits                 122,817     145,609      18.56
                                  ------------ -----------
       Salaries and employee
        benefits                      632,463     701,858      10.97
    Net occupancy                      93,517     100,251       7.20
    Outside services                   52,130      76,248      46.27
    Equipment                          49,370      50,176       1.63
    Software                           37,309      43,072      15.45
    Professional services              33,410      36,131       8.14
    Communications                     31,728      30,950      (2.45)
    Advertising and public
     relations                         27,154      25,657      (5.51)
    Data processing                    24,416      24,703       1.18
    Intangible asset
     amortization                      13,783      14,956       8.51
    Foreclosed asset expense
     (income)                             526      (5,606)       nm
    Reversal of allowance for
     losses on off-balance sheet
     commitments (3)                        -      (1,000)       nm
    Other                              88,945      80,652      (9.32)
                                  ------------ -----------
       Total noninterest
        expense                    $1,084,751  $1,178,048       8.60 %
                                  ============ ===========


(1) See exhibit 6 for reconciliation of 'reported earnings' to 'operating earnings'.

(2)In September 2005, UNBC committed to a plan for disposal of most of its International Banking business. All periods presented have been restated to reflect the discontinued operations.

(3)Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.


 nm = not meaningful


     CONTACT: UnionBanCal Corporation
              John A. Rice, Jr., 415-765-2998 (Investor Relations) Michelle R. Crandall, 415-765-2780 (Investor Relations) Stephen L. Johnson, 415-765-3252 (Public Relations)